UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2012

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Ruthar Drive, Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-356-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers

On December 29, 2012, the registrant’s board of directors renewed and amended Dr. Louis C. Glasgow’s employee agreement.  A copy of the employee agreement addendum is attached as Exhibit 10.1.

Item 7.01

Regulation FD Disclosure

On December 31, 2012, the registrant issued a press release reporting that its Chairman and Chief Executive Officer, Thomas E. Zelibor, provided a year end update to the registrant’s shareholders. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

10.1

Employee Agreement Addendum - Louis C. Glasgow

10.2

Employee Agreement – Louis C. Glasgow (incorporated by reference to the registrant’s Form 8-K filed November 7, 2011).

99.1

Press release dated December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ Thomas E. Zelibor

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   Thomas E. Zelibor, CEO

Dated December 31, 2012